Contingencies and Guarantees	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Contingencies and Guarantees	Provisions

	Self- insured liabilities $	Claims $	Lease restoration $	Onerous contracts $	Total $
Balance, beginning of the year	94.6	52.6	17.5	33.1	197.8
Current year provisions	20.1	21.2	15.6	4.9	61.8
Paid or otherwise settled	(26.7)	(26.1)	(4.5)	(13.1)	(70.4)
Impact of foreign exchange	(1.4)	(1.0)	(0.1)	(0.2)	(2.7)
	86.6	46.7	28.5	24.7	186.5
Less current portion	7.8	25.5	5.7	12.7	51.7
Long-term portion	78.8	21.2	22.8	12.0	134.8

Cash outflows for provisions for claims are expected to occur within the next one to five years, although this is uncertain and depends on the development of the various claims. These outflows are not expected to have a material impact on the Company’s net cash flows.

Provision for lease restoration relates to building leases (note 11). Cash outflows for provisions for lease restoration are expected to occur within the next one to twelve years.
Contingencies and Guarantees
The nature of the Company’s legal claims and the provisions recorded for these claims are described in notes 4 and 5. Although the Company accrues adequate provisions for probable legal claims, it has contingent liabilities relating to reported legal incidents that, based on current known facts, are not probable to result in future cash outflows. The Company is monitoring these incidents and will not accrue any provision until further information results in a situation in which the criteria required to record a provision is met. Due to the nature of these incidents, such as the range of possible outcomes and the possibility of litigation, it is not practicable for management to estimate the financial effects of these incidents, the amount and timing of future outflows, and the possibility of any reimbursement of these outflows.

In the normal course of business, the Company provides indemnifications and, in limited circumstances, surety bonds and guarantees. These are often standard contractual terms and are provided to counterparties in transactions such as purchase and sale contracts for assets or shares, service agreements, and leasing transactions. The Company also indemnifies its directors and officers against any and all claims or losses reasonably incurred in the performance of their service to the Company to the extent permitted by law. These indemnifications may require the Company to compensate the counterparty for costs incurred as a result of various events, including changes to or in the interpretation of laws and regulations, or as a result of damages or statutory sanctions that may be suffered by the counterparty as a consequence of the transaction. The terms of these indemnifications and guarantees will vary based on the contract, the nature of which prevents the Company from making a reasonable estimate of the maximum potential amount that it could be required to pay to counterparties. In most cases, the potential payment amount of an outstanding indemnification or guarantee is limited to the remaining cost of work to be performed under service contracts. The Company carries liability insurance, subject to certain deductibles and policy limits, that provides protection against certain insurable indemnifications. Historically, the Company has not made any material payments under such indemnifications or guarantees, and no amounts have been accrued in the consolidated financial statements with respect to these indemnifications and guarantees.